Prospectus Supplement	December 20, 2019

Putnam Capital Spectrum Fund
Prospectuses dated August 30, 2019

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Capital Spectrum Fund (“Capital Spectrum Fund”), has recommended, and Capital Spectrum Fund’s Board of Trustees has approved, and recommended that shareholders approve, the proposed merger of Capital Spectrum Fund with and into Putnam Focused Equity Fund (“Focused Equity Fund”). Putnam Management and the Board of Trustees believe that the proposed merger is in the best interests of Capital Spectrum Fund and its shareholders.

Capital Spectrum Fund and Focused Equity Fund have similar investment objectives, with Capital Spectrum Fund seeking total return and Focused Equity Fund seeking capital appreciation. Capital Spectrum Fund and Focused Equity Fund also pursue similar investment strategies. Capital Spectrum Fund invests in equity securities of companies of any size and Focused Equity Fund invests mainly in equity securities of large and midsize companies. While Capital Spectrum Fund may also invest to a significant extent in fixed-income securities, in recent years a significant majority of the fund’s investments have consisted of equity securities. Effective upon completion of the proposed merger, Putnam Management anticipates that Jacquelyne Cavanaugh (the current portfolio manager of Capital Spectrum Fund) and Walter Scully (a portfolio manager of certain other Putnam funds) will become portfolio managers for Focused Equity Fund to serve with Daniel Schiff, Focused Equity Fund’s current portfolio manager. A full description of Focused Equity Fund, the similarities and differences between it and Capital Spectrum Fund, and the terms of the proposed merger will be contained in a combined prospectus/proxy statement (that will include details regarding another proposed merger discussed below) (the “prospectus/proxy statement”), expected to be mailed to shareholders in February 2020. The prospectus/proxy statement will solicit shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Capital Spectrum Fund. A special meeting of shareholders of Capital Spectrum Fund is currently scheduled for April 21, 2020, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

Putnam Management has also recommended, and the applicable funds’ Boards of Trustees have approved, and recommended that shareholders approve, the merger of Putnam Equity Spectrum Fund with and into Focused Equity Fund. The merger of Putnam Equity Spectrum Fund with and into Focused Equity Fund is subject to approval by shareholders of Putnam Equity Spectrum Fund. Neither merger is contingent upon the other.

If shareholders approve the proposed Capital Spectrum Fund merger, Putnam Management currently expects that Capital Spectrum Fund will make dispositions of certain portfolio holdings before the merger. These sales, which are anticipated to commence upon shareholder approval of the proposed merger, would result in brokerage commissions

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and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Capital Spectrum Fund will be closed to new accounts on or about March 20, 2020. At any time before the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Focused Equity Fund, nor is it a solicitation of any proxy. For more information regarding Focused Equity Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Effective December 20, 2019, the sole portfolio manager for Capital Spectrum Fund is Jacquelyne Cavanaugh, and the sub-section Your fund’s management in the section Fund summary in the statutory prospectus and the section Your fund’s management in the summary prospectus is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Jacquelyne Cavanaugh, portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective December 20, 2019, the following replaces similar disclosure under the subsection The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? in the fund’s statutory prospectus:

• Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Jacquelyne Cavanaugh	2017	Putnam Management	Portfolio Manager, Analyst
		2011–Present

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

Shareholders should retain this Supplement for future reference.